UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

December 1, 2015

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

1-3016	WISCONSIN PUBLIC SERVICE CORPORATION	39-0715160
(A Wisconsin Corporation)
700 North Adams Street
P.O. Box 19001
Green Bay, WI 54307-9001
(800) 450-7260

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

On December 1, 2015, Wisconsin Public Service Corporation (the “Company”) entered into an Underwriting Agreement covering the issue and sale by the Company of $250,000,000 aggregate principal amount of Senior Notes, 1.650% Series Due December 4, 2018 (the “Senior Notes”). The Senior Notes are being issued and sold by the Company in an offering registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3, Registration No. 333-199909 (the “Registration Statement”). The exhibits filed herewith under Item 9.01 are incorporated by reference as part of the Registration Statement.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

1.1	Underwriting Agreement, dated December 1, 2015, among the Company and Mitsubishi UFJ Securities (USA), Inc., Wells Fargo Securities, LLC, Mizuho Securities USA Inc. and Scotia Capital (USA) Inc., as representatives of the several underwriters, relating to $250,000,000 aggregate principal amount of the Company’s Senior Notes, 1.650% Series Due December 4, 2018.

4.1	Eleventh Supplemental Indenture, dated as of December 4, 2015, between the Company and U.S. Bank National Association (as successor to Firstar Bank Milwaukee, N.A., National Association), as Trustee.

5.1	Opinion of Joshua M. Erickson, Director — Legal Services — Corporate and Finance.

23.1	Consent of Joshua M. Erickson, Director — Legal Services — Corporate and Finance (included in Exhibit 5.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN PUBLIC SERVICE CORPORATION
(Registrant)

/s/ William J. Guc
Date: December 4, 2015	William J. Guc – Vice President and Controller

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